UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 17, 2005

Targeted Genetics Corporation

(Exact name of registrant as specified in its charter)

Washington	0-23930	91-1549568

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Olive Way, Suite 100, Seattle, Washington	98101

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (206) 623-7612

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS.

Preliminary phase II clinical trial results for our Cystic Fibrosis candidate, tgAAVCF

     On March 17, 2005, Targeted Genetics Corporation, or the Company, announced that its Phase II clinical trial of tgAAVCF in patients with mild to moderate cystic fibrosis failed to meet its primary endpoint of statistically significant improvement in lung function, 30 days following initial administration of tgAAVCF compared to placebo and that based on these results, the Company has decided not to pursue further development of tgAAVCF. A copy of the Company’s press release announcing the trial results is attached as Exhibit 99.1 to this current report.

Item 9.01. Financial Statements and Exhibits.

99.1     Press Release Dated March 17, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Targeted Genetics Corporation

	By:	/s/ Todd E. Simpson

Todd E. Simpson Vice President, Finance and Administration and Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)

Dated: March 17, 2005

EXHIBIT INDEX

99.1     Press Release Dated March 17, 2005